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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)

       Delaware                      0-23108                   Not required
(State of organization)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)
c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                    19720
(Address of principal                                                 (Zip Code)
executive offices)

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT:


                                                           Name of each exchange
Title of each class                                          on which each class
to be so registered                                          is to be registered
-------------------                                          -------------------
     None                                                            None


                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(g) OF THE ACT:


        Series 1999-2 5.90% Class A Credit Card Pass-Through Certificates Series 1999-2 6.10% Class B Credit Card Pass-Through Certificates
        -----------------------------------------------------------------
                                (Title of Class)



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Item 1.    Description of Registrant's Securities to be Registered.

                  Item 1 incorporates by reference the "Description of the Investor Certificates" on pages 15 to 28 of the Prospectus dated March 3, 1999 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62263) and "The Certificates" on pages S-21 to S-33 of the Prospectus Supplement dated March 3, 1999 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62263).

Item 2.    Exhibits

                  Exhibit 4.1 (a)           Pooling and Servicing Agreement,
                                            dated as of October 1, 1993, between
                                            Greenwood Trust Company as Master
                                            Servicer, Servicer and Seller and
                                            U.S. Bank National Association
                                            (formerly First Bank National
                                            Association, successor trustee to
                                            Bank of America Illinois, formerly
                                            Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Registration Statement on
                                            Form S-1 (Registration No.
                                            33-71502), filed on November 10,
                                            1993).

                  Exhibit 4.1 (b)           First Amendment to Pooling and
                                            Servicing Agreement, dated as of
                                            August 15, 1994, between Greenwood
                                            Trust Company as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.4 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated August 1, 1995 and filed
                                            on August 10, 1995, File No.
                                            0-23108).

                  Exhibit 4.1 (c)           Second Amendment to Pooling and
                                            Servicing Agreement, dated as of
                                            February 29, 1996, between Greenwood
                                            Trust Company as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.4 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated April 30, 1996 and filed
                                            on May 1, 1996, File No. 0-23108).






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                  Exhibit 4.1 (d)           Third Amendment to Pooling and
                                            Servicing Agreement, dated as of
                                            March 30, 1998, between Greenwood
                                            Trust Company as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1(d) of Discover Card
                                            Master Trust I's Registration
                                            Statement on Form 8-A filed April
                                            13, 1998, File No. 0-23108).

                  Exhibit 4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Current Report on Form 8-K
                                            dated November 30, 1998, File No.
                                            0-23108).

                  Exhibit 4.2 Series Supplement, dated as of March 10, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1999-2, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated March 10, 1999, File No. 0-23108).

                  Exhibit 99.1 Prospectus Supplement dated March 3, 1999 and Prospectus dated March 3, 1999 with respect to the 5.90% Class A Credit Card Pass-Through
                                            Certificates and the 6.10% Class B
                                            Credit Card Pass-Through
                                            Certificates of Discover Card Master
                                            Trust I, Series 1999-2.



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                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Discover Card Master Trust I
                                                   (Registrant)

                                            By:  Greenwood Trust Company
                                            (Originator of the Trust)


Dated:  March 10, 1999                      By:   /s/ John J. Coane
                                                -------------------------------
                                                John J. Coane
                                                Vice President, Chief
                                                Accounting Officer and Treasurer



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                                  EXHIBIT INDEX

    Exhibit No.                                                                                              Page
    -----------                                                                                              ----
      4.1 (a)                   Pooling and Servicing Agreement, dated as of October 1, 1993,                 ---
                                between Greenwood Trust Company as Master Servicer, Servicer and
                                Seller and U.S. Bank National Association (formerly First Bank
                                National Association, successor trustee to Bank of America
                                Illinois, formerly Continental Bank, National Association) as
                                Trustee (incorporated by reference to Exhibit 4.1 of Discover
                                Card Master Trust I's Registration Statement on Form S-1
                                (Registration No. 33-71502), filed on November 10, 1993).

      4.1 (b)                   First Amendment to Pooling and Servicing Agreement, dated as of               ---
                                August 15, 1994, between Greenwood Trust Company as Master
                                Servicer, Servicer and Seller and U.S. Bank National Association
                                (formerly First Bank National Association, successor trustee to
                                Bank of America Illinois, formerly Continental Bank, National
                                Association) as Trustee (incorporated by reference to Exhibit
                                4.4 of Discover Card Master Trust I's Current Report on Form
                                8-K, dated August 1, 1995 and filed on August 10, 1995, File No.
                                0-23108).

      4.1(c)                    Second Amendment to Pooling and Servicing Agreement, dated as of            ---
                                February 29, 1996, between Greenwood Trust Company as Master
                                Servicer, Servicer and Seller and U.S. Bank National Association
                                (formerly First Bank National Association, successor trustee to
                                Bank of America Illinois, formerly Continental Bank, National
                                Association) as Trustee (incorporated by reference to Exhibit
                                4.4 of Discover Card Master Trust I's Current Report on Form
                                8-K, dated April 30, 1996 and filed on May 1, 1996, File No.
                                0-23108).



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
      4.1 (d)                   Third Amendment to Pooling and Servicing Agreement, dated as of
                                March 30, 1998, between Greenwood Trust Company as Master
                                Servicer, Servicer and Seller and U.S. Bank National Association
                                (formerly First Bank National Association, successor trustee to
                                Bank of America Illinois, formerly Continental Bank, National
                                Association) as Trustee (incorporated by reference to Exhibit
                                4.1(d) of Discover Card Master Trust I's Registration Statement
                                on Form 8-A filed April 13, 1998, File No. 0-23108).

      4.1(e)                    Fourth Amendment to Pooling and Servicing Agreement, dated as of
                                November 30, 1998, between Greenwood Trust Company as Master
                                Servicer, Servicer and Seller and U.S. Bank National Association
                                (formerly First Bank National Association, successor trustee to
                                Bank of America Illinois, formerly Continental Bank, National
                                Association) as Trustee (incorporated by reference to Exhibit
                                4.1 of Discover Card Master Trust I's Current Report on Form 8-K
                                dated November 30, 1998, File No. 0-23108).

        4.2                     Series Supplement, dated as of March 10, 1999, between Greenwood
                                Trust Company as Master Servicer, Servicer and Seller and U.S.
                                Bank National Association as Trustee, with respect to Series
                                1999-2, including form of Class A Certificate and form of
                                Class B Certificate (incorporated by reference to Exhibit 4.1 of
                                Discover Card Master Trust I's Current Report on Form 8-K, dated
                                March 10, 1999, File No. 0-23108).

       99.1                     Prospectus Supplement dated March 3, 1999 and Prospectus dated
                                March 3, 1999 with respect to the 5.90% Class A Credit Card
                                Pass-Through Certificates and the 6.10% Class B Credit Card
                                Pass-Through Certificates of Discover Card Master Trust I,
                                Series 1999-2.



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